Exhibit 10.34

EXTENSION LETTER	125 East John Carpenter Freeway Irving, TX 75062 - 2324 P.O. Box 140909 Irving, TX 75014-0909 972.581.5000

October 21, 2010

Mr. Jim Beyer

Vice President, Strategic Accounts

Masimo Corporation

40 Parker

Irvine, CA 92618

RE:	Extension of Agreement MS50662, MASIMO PULSE OXIMETRY

Dear Mr. Beyer:

Masimo Corporation and Novation, LLC agree to extend the above-referenced Agreement through December 31, 2011. All other terms and conditions of the current Agreement will remain in full force and effect.

Please indicate your acceptance of this extension to the Agreement by signing in the space provided below, and returning one signed original to my attention at your earliest convenience. A copy is provided for your records.

Sincerely,

/s/ Cathy A. Denning
Cathy A. Denning, RN, MSN
Vice President, Sourcing Operations
Medical, Surgical, Distribution and Logistics

AGREED TO AND ACCEPTED this 16th day of November, 2010.

Masimo Corporation

By:	/s/ Jim Beyer

Printed Name:	Jim Beyer

Title:	VP Corporate Sales